UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21537

Name of Fund: Multi-Strategy Hedge Opportunities LLC

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Multi-Strategy Hedge Opportunities LLC, 222 Broadway, 27th Floor, New York, NY 10038.

Registrant's telephone number, including area code: (866) 878-2987

Date of fiscal year end: 03/31/06

Date of reporting period: 04/01/05 - 03/31/06

Item 1 - Report to Stockholders

Annual Report
March 31, 2006

Multi-Strategy Hedge
Opportunities LLC

Multi-Strategy Hedge Opportunities LLC

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of March 31, 2006). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. If approved by the Fund's Board of Directors and Fund shareholders, the combined company that results from the transaction is expected to become the investment adviser of the Fund.

Portfolio Information as of March 31, 2006

                                                                Percent of Total
Ten Largest Holdings                                               Investments
--------------------------------------------------------------------------------
Glenview Institutional Partners LP .....................................    7.5%
Canyon Value Realization Fund LP .......................................    5.9
Kinetics Partners LP ...................................................    5.6
Golden Tree Credit Opportunities LP ....................................    5.5
Litespeed Partners LP ..................................................    5.4
LibertyView Credit Opportunities Fund II LLC ...........................    5.4
North Sound Legacy Institutional Fund LLC ..............................    5.4
Context Convertible Arbitrage Fund LP ..................................    5.0
Maverick Levered Partners LP ...........................................    4.2
Trivium Institutional Onshore Fund LP ..................................    4.1
--------------------------------------------------------------------------------

                                                                      Percent of
Investments by Strategy                                               Net Assets
--------------------------------------------------------------------------------
Equity Opportunistic ...................................................   38.5%
Event Driven ...........................................................   22.0
Directional ............................................................   21.0
Equity Neutral .........................................................    6.6
Convertible Arbitrage ..................................................    4.9
Fixed Income ...........................................................    2.9
Multi-Strategy .........................................................    2.7
Other* .................................................................    1.4
--------------------------------------------------------------------------------
*     Includes other assets less liabilities.


2       MULTI-STRATEGY HEDGE OPPORTUNITIES LLC          MARCH 31, 2006

A Letter From the President

Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). On February 15, 2006, Merrill Lynch announced plans to combine the firm's investment advisory business, including MLIM, with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock").

We believe this merger of asset management strength will benefit our investors. MLIM is a leading investment management organization with over $576 billion in assets under management globally and 2,757 employees in 17 countries. It offers over 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock is one of the largest publicly traded investment management firms in the United States with $463.1 billion in assets under management and 1,839 employees. It manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

At the completion of the transaction, which is expected in the third quarter of this year, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs -- they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the merger only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you will receive a proxy package in the coming weeks in connection with this transaction. After you receive this information, should you have any questions or concerns, do not hesitate to contact your financial advisor.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.039 trillion in assets under management as of March 31, 2006.

      Data, including assets under management, are as of March 31, 2006.


        MULTI-STRATEGY HEDGE OPPORTUNITIES LLC          MARCH 31, 2006         3

A Discussion With Your Fund's Portfolio Managers

      We continue to concentrate primarily on strong bottom-up, research-driven equity funds, but overall have positioned the portfolio to benefit from relatively benign global equity markets.

What is the Fund's investment objective?

Multi-Strategy Hedge Opportunities LLC seeks high total returns through investment in hedge funds and other investment vehicles that pursue alternative investment strategies. The Fund seeks to accomplish its objective by investing primarily in hedge funds, commodity pools, funds of funds and other alternative investment pools managed by securities and commodity trading advisers. Through these types of investments, the Fund will typically gain exposure to several common alternative investment strategies, such as relative value, global macro, equity long/short, event-driven and managed futures strategies. These are among the different strategies that hedge funds in the market today use to generate returns and manage risks. In the discussion that follows, we will make reference to "managers," or hedge funds, that employ these various strategies. The Fund's allocations to underlying managers and strategies are based on, among other factors, quantitative techniques and risk management guidelines that seek to maintain diversification.

How did the Fund perform during the fiscal year?

For the 12-month period ended March 31, 2006, the Common Stock of Multi-Strategy Hedge Opportunities, LLC provided a total net investment return of +7.16% (not including a maximum sales charge of 3%), based on a change in per unit net asset value from $.9979 to $1.0693, and assuming reinvestment of all distributions. For the same period, the Standard & Poor's (S&P) Hedge Fund Index returned +6.46% while the S&P 500 Index and the Lehman Brothers Aggregate Bond Index returned +11.73% and +2.26%, respectively.

Describe the market environment and how the various alternative investment strategies fared under these conditions.

After a tumultuous April 2005, the market environment improved dramatically during the period. Buoyed by robust earnings growth and reasonable valuations, equity markets trended higher, with overseas markets particularly strong. After declining in the early part of the period, bond yields rose to levels last seen in June 2004 when the Federal Reserve Board (the "Fed") first embarked on its monetary tightening program. March 2006 represented the 15th consecutive quarter-point (.25%) interest rate hike as the Fed increased its target rate to 4.75%. Both equity and fixed income volatility remained muted. Confounding many observers, the dollar strengthened versus most major currencies. Interest rate differentials clearly favored the greenback despite concerns over America's sizable current account deficit. Commodity prices soared during the period, with oil and several metals at multi-year highs. While some of the upward pressure on various commodities can be attributed to geopolitical uncertainty or speculative activity, it appears that strong global growth is putting a strain on capacity.

Our equity long/short managers generated positive performance for the period. Despite macro concerns in rising interest rates, surging oil prices and geopolitical uncertainty, markets rallied to multi-year highs during the period. All sectors were positive for the period, with energy and financials particularly strong. Small capitalization stocks once again outperformed their large cap counterparts. Our managers extracted profits from long exposure to energy, utilities, financials, technology, Japan and emerging markets. The shorting environment improved modestly during the period, although it remained challenging and somewhat crowded.

Event-driven strategies -- broadly consisting of high yield and distressed, corporate restructurings, reorganizations, spin-offs, special situations and capital structure arbitrage -- produced positive results for the period. Credit markets experienced volatility in April and May 2005, with spreads widening sharply on the S&P downgrades of Ford Motor Co. and General Motors Corp. ("GM"). In addition, the unwinding of capital structure and structured credit trades involving GM caused further instability and sparked fears of massive hedge fund losses and contagion. However, spreads rebounded and actually tightened during the period as corporate cash levels as a percentage of assets reached multi-year highs. Overall, our managers benefited from carry and credit-specific events. Several managers were successful in extracting profits from exposure to the automotive and airlines industries. Many managers currently see more opportunities in the equity component of the capital structure.

Macro managers generated positive returns during the period. Long exposure to Asian equities and short exposure to intermediate U.S. Treasury issues provided most of the gains. The U.S. dollar strengthened versus most major currencies, but its rise hardly resembled a straight line. As a result, currencies generally did not produce significant profits for most of our managers. The U.S. dollar's fluctuation can be attributed to investors vacillating their focus between interest


4       MULTI-STRATEGY HEDGE OPPORTUNITIES LLC          MARCH 31, 2006
rate differentials and the outsized current account deficit. Within the commodity complex, crude oil and natural gas experienced several violent moves both upward and downward, which detracted from performance. However, managers generally recorded profits from long exposure to both precious and industrial metals.

Rebounding from a difficult April, the portfolio reaped gains from its managed futures exposure. Several global stock indexes exhibited strong trends and breached multi-year highs. Trend followers also captured gains from the strong downward move in U.S., German and Japanese 10-year notes during the first quarter of 2006. In addition, managers benefited from long exposure to metals, many of which made multi-decade and even all-time highs. Conversely, currencies proved more difficult for our managers as several strong reversals interrupted the U.S. dollar's upward trend.

Equity market neutral managers generated strong performance during the period. Maintaining low net exposure to the market, managers steadily extracted profits from a broad range of sectors during the period. Managers benefited from the increasing divergence between the top- and bottom-performing stocks within individual sectors.

After struggling during the early part of 2005, convertible arbitrage rebounded to produce positive performance during the period. The strategy had been plagued by low equity volatility, negative investor sentiment and massive redemptions. As a result, many convertible managers were forced to shut down their operations and money hemorrhaged out of the strategy, providing the technical foundation for a strong upward move. While volatility has remained low, new issuance has picked up somewhat during the early part of 2006. In fact, February saw the largest new issue ever in Amgen's $5 billion offering.

Fixed income arbitrage generated modestly positive performance during the period. The yield curve (as measured by the 10-year note minus the two-year) inverted briefly for the first time since 2000. Reserve accumulation by Asian central banks, pension fund demand for longer-duration assets, tempered inflationary expectations and even recessionary fears have all been offered as reasons for seemingly low bond yields. All spread products contracted to historically low levels and volatility continued to decline. Our managers reaped gains primarily by trading commercial mortgage-backed and asset-backed securities versus duration-matched swaps.

What changes were made to the portfolio during the period?

The portfolio's assets under management grew from $75.3 million at March 31, 2005 to $125.5 million at March 31, 2006. During the period, we increased our allocation to equity long/short managers based on our belief that they will continue to benefit from the favorable environment in the upcoming months. More specifically, we raised exposure to those managers with a global focus, as we believe that ample profit opportunities exist in Europe, Japan and Asia (ex Japan). We also increased our exposure to convertible arbitrage, as we felt that distressed sellers had created a textbook set-up for a technical bounce. In addition, we were attracted by the prospect of adding inexpensive long volatility exposure as a prudent hedge to our overweight exposure to equity long/short managers. We reduced our allocation to event-driven managers, particularly those with outsized distressed credit exposure. Spreads and default rates are at or near cyclical lows, while companies are beginning to lever up their balance sheets again to the benefit of shareholders.

At March 31, 2006, the Fund was comprised of 27 underlying managers and its market exposure was broken down as follows: equity opportunistic (38.5%); event driven (22.0%); directional (21.0%); equity neutral (6.6%); convertible arbitrage (4.9%); fixed income (2.9%); and multi-strategy (2.7%).

How would you characterize the Fund's position at the close of the period?

We have positioned the portfolio to benefit from relatively benign global equity markets. Despite concerns such as rising interest rates and surging commodity prices, companies possess strong balance sheets and continue to generate solid free cash flow. We expect companies to continue to engage in shareholder-friendly activities, such as stock buybacks, dividend increases, and mergers and acquisitions. We believe that currency trading can generate profits if the Fed ends its tightening campaign and the dollar succumbs to concerns over the growing current account deficit. Furthermore, we believe that traditional fixed income arbitrage managers are facing a difficult environment given low volatility, tight credit and mortgage spreads, and a flat yield curve.

Fabio Savoldelli
Vice President and Co-Portfolio Manager

Hideaki Yamagishi, CFA
Vice President and Co-Portfolio Manager

April 27, 2006


        MULTI-STRATEGY HEDGE OPPORTUNITIES LLC          MARCH 31, 2006         5

Disclosure of Expenses

Members of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, and (b) operating expenses, including advisory fees, member services fees and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2005 and held through March 31, 2006) is intended to assist members both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a member paid during the period covered by this report, members can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist members in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' member reports.

The expenses shown in the table are intended to highlight members' ongoing costs only and do not reflect any transactional expenses, such as sales charges. Therefore, the second table is useful in comparing ongoing expenses only, and will not help members determine the relative total expenses of owning different funds. If these transactional expenses were included, member expenses would have been higher.

                                                                                               Expenses Paid
                                                             Beginning          Ending       During the Period*
                                                           Account Value     Account Value   October 1, 2005 to
                                                          October 1, 2005   March 31, 2006     March 31, 2006
===============================================================================================================
Actual
===============================================================================================================
Multi-Strategy Hedge Opportunities LLC                         $1,000            $1,041            $14.22
===============================================================================================================
Hypothetical (5% annual return before expenses)**
===============================================================================================================
Multi-Strategy Hedge Opportunities LLC                         $1,000            $1,011            $14.02
---------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 2.78%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal six months divided by 365.

Average Annual Total Return

                                               Return Without      Return With
                                                Sales Charge      Sales Charge*
================================================================================
One Year Ended 3/31/06                             +7.16%            +3.94%
--------------------------------------------------------------------------------
Inception (1/03/05)
through 3/31/06                                    +5.56             +3.00
--------------------------------------------------------------------------------
*     Maximum sales charge is 3%.

      Past results shown should not be considered a representation of future performance.


6       MULTI-STRATEGY HEDGE OPPORTUNITIES LLC          MARCH 31, 2006

Schedule of Investments                                        (in U.S. dollars)

Strategy                        Portfolio Funds                                                  Value
=========================================================================================================
Convertible Arbitrage--4.9%     Context Convertible Arbitrage Fund LP                        $  6,183,029
=========================================================================================================
Directional--21.0%              CRG Partners LP                                                 4,157,335
                                Cornerstone International Value Fund LLC                        3,261,758
                                FORT Global Contrarian LP                                       1,803,039
                                FX Concepts Global Funds Master Trust                           4,115,026
                                Grinham Diversified Fund (US) LP                                3,691,228
                                Grossman Currency Fund LP                                       3,570,994
                                Kottke Arbitrage Opportunity Fund LLC                           3,620,208
                                Salem Futures Fund LP                                           2,047,868
                                                                                             ------------
                                                                                               26,267,456
=========================================================================================================
Equity Neutral--6.6%            SR Capital Partners LP                                          2,355,901
                                Ventus US$ Double Leverage Fund                                 3,678,487
                                Zaxis Equity Neutral LP                                         2,217,683
                                                                                             ------------
                                                                                                8,252,071
=========================================================================================================
Equity Opportunistic--38.5%     Glenview Institutional Partners LP                              9,263,809
                                Hayground Cove Institutional Partners LP                        4,304,628
                                Kinetics Partners LP                                            6,923,892
                                Martin Currie Absolute Return Funds Ltd Daijiro                 4,108,974
                                Maverick Levered Partners LP                                    5,202,198
                                Neon Liberty Emerging Markets Fund LP                           2,566,927
                                North Sound Legacy Institutional Fund LLC                       6,649,947
                                SR Phoenicia Inc.                                               4,117,292
                                Trivium Institutional Onshore Fund LP                           5,099,385
                                                                                             ------------
                                                                                               48,237,052
=========================================================================================================
Event Driven--22.0%             Canyon Value Realization Fund LP                                7,298,950
                                Golden Tree Credit Opportunities LP                             6,860,090
                                LibertyView Credit Opportunities Fund II LLC                    6,703,161
                                Litespeed Partners LP                                           6,735,256
                                                                                             ------------
                                                                                               27,597,457
=========================================================================================================
Fixed Income--2.9%              Smith Breeden Mortgage Partners LP                              3,674,769
=========================================================================================================
Multi-Strategy--2.7%            Double Black Diamond LP                                         3,420,577
=========================================================================================================
Total Investments** (Cost--$113,050,000*)--98.6%                                              123,632,411

Other Assets Less Liabilities--1.4%                                                             1,818,084
                                                                                             ------------
Net Assets--100.0%                                                                           $125,450,495
                                                                                             ============

* The cost and unrealized appreciation (depreciation) of investments as of March 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .....................................        $ 114,612,091
                                                                  =============
      Gross unrealized appreciation ......................        $   9,245,565
      Gross unrealized depreciation ......................             (225,245)
                                                                  -------------
      Net unrealized appreciation ........................        $   9,020,320
                                                                  =============

**    Non-income producing securities.

      See Notes to Financial Statements.


        MULTI-STRATEGY HEDGE OPPORTUNITIES LLC          MARCH 31, 2006         7

Statement of Assets and Liabilities

As of March 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in Portfolio Funds, at value (identified cost--$113,050,000) .........                        $ 123,632,411
            Cash .............................................................................                            1,810,865
            Investments sold receivable ......................................................                            6,516,926
            Investments paid in advance ......................................................                            2,500,000
            Interest receivable ..............................................................                                4,055
            Prepaid expenses and other assets ................................................                                5,545
                                                                                                                      -------------
            Total assets .....................................................................                          134,469,802
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Payables:
               Investment adviser ............................................................      $     473,991
               Service agent .................................................................             79,015           553,006
                                                                                                    -------------
            Subscriptions received in advance ................................................                            2,729,186
            Redemptions payable ..............................................................                            5,225,154
            Accrued expenses and other liabilities ...........................................                              511,961
                                                                                                                      -------------
            Total liabilities ................................................................                            9,019,307
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets .......................................................................                        $ 125,450,495
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Members' capital .................................................................                        $ 117,303,149
            Unrealized appreciation on investments--net ......................................                           10,582,411
            Realized gain on investments--net ................................................                              854,251
            Accumulated investment loss--net .................................................                           (3,289,316)
                                                                                                                      -------------
            Net Assets .......................................................................                        $ 125,450,495
                                                                                                                      =============
            Units outstanding ................................................................                          117,317,992
                                                                                                                      =============
            Net asset value per unit .........................................................                        $      1.0693
                                                                                                                      =============

      See Notes to Financial Statements.


8       MULTI-STRATEGY HEDGE OPPORTUNITIES LLC          MARCH 31, 2006

Statement of Operations

For the Year Ended March 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest .........................................................................                        $     139,104
            Other ............................................................................                               41,700
                                                                                                                      -------------
            Total investment income ..........................................................                              180,804
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees .........................................................      $   1,640,965
            Offering costs ...................................................................            427,381
            Accounting and administration services ...........................................            282,386
            Service agent fees ...............................................................            273,551
            Professional fees ................................................................            219,375
            Printing and member reports ......................................................             93,619
            Directors' fees and expenses .....................................................             34,000
            Custodian fees ...................................................................             10,760
            Other ............................................................................            104,460
                                                                                                    -------------
            Total expenses ...................................................................                            3,086,497
                                                                                                                      -------------
            Less: Expense waivers ............................................................                              (65,602)
                                                                                                                      -------------
            Net expenses .....................................................................                            3,020,895
                                                                                                                      -------------
            Investment loss--net .............................................................                           (2,840,091)
                                                                                                                      -------------
===================================================================================================================================
Unrealized/Realized Gain
-----------------------------------------------------------------------------------------------------------------------------------
            Change in unrealized appreciation on investments--net ............................                           10,271,129
            Realized gain on investments--net ................................................                              854,251
                                                                                                                      -------------
            Total unrealized/realized gain--net ..............................................                           11,125,380
                                                                                                                      -------------
            Net Increase in Net Assets Resulting from Operations .............................                        $   8,285,289
                                                                                                                      =============

      See Notes to Financial Statements.


        MULTI-STRATEGY HEDGE OPPORTUNITIES LLC          MARCH 31, 2006         9

Statements of Changes in Net Assets

                                                                                                      For the        For the Period
                                                                                                     Year Ended     January 3, 2005+
                                                                                                      March 31,       to March 31,
Increase (Decrease) in Net Assets                                                                       2006              2005
==================================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------------
            Investment loss--net .............................................................     $  (2,840,091)    $    (449,225)
            Change in unrealized appreciation on investments--net ............................        10,271,129           311,282
            Realized gain on investments--net ................................................           854,251                --
                                                                                                   -------------------------------
            Net increase (decrease) in net assets resulting from operations ..................         8,285,289          (137,943)
                                                                                                   -------------------------------
==================================================================================================================================
Capital Transactions
----------------------------------------------------------------------------------------------------------------------------------
            Proceeds from issuance of Units ..................................................        51,113,201        75,433,801
            Fair value of Units tendered .....................................................        (9,295,455)          (48,398)
                                                                                                   -------------------------------
            Net increase in net assets derived from capital transactions .....................        41,817,746        75,385,403
                                                                                                   -------------------------------
==================================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Total increase in net assets .....................................................        50,103,035        75,247,460
            Beginning of period ..............................................................        75,347,460           100,000
                                                                                                   -------------------------------
            End of period*....................................................................     $ 125,450,495     $  75,347,460
                                                                                                   ===============================
              * Accumulated investment loss--net .............................................     $  (3,289,316)    $    (449,225)
                                                                                                   ===============================

+     Commencement of operations.

      See Notes to Financial Statements.


10      MULTI-STRATEGY HEDGE OPPORTUNITIES LLC          MARCH 31, 2006

Statement of Cash Flows

For the Year Ended March 31, 2006
===================================================================================================================================
Cash Used for Operating Activities
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase in net assets resulting from operations .................................................     $  8,285,289
                                                                                                                       ------------
            Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
              Increase in investments paid in advance ............................................................       (1,500,000)
              Decrease in receivables and other assets ...........................................................          383,417
              Decrease in liabilities ............................................................................          (27,757)
              Change in unrealized gain on investments--net ......................................................      (10,271,129)
              Realized gain on investments--net ..................................................................         (854,251)
            Purchases of long-term securities ....................................................................      (59,397,345)
            Sales of long-term securities ........................................................................       13,084,670
                                                                                                                       ------------
            Net cash used for operating activities ...............................................................      (50,297,106)
                                                                                                                       ------------
===================================================================================================================================
Cash Provided by Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
            Cash receipts from issuance of Units (including subscriptions received in advance of $2,729,186) .....       43,432,544
            Cash payments for tender of Units ....................................................................       (4,118,699)
                                                                                                                       ------------
            Net cash provided by financing activities ............................................................       39,313,845
                                                                                                                       ------------
===================================================================================================================================
Cash
-----------------------------------------------------------------------------------------------------------------------------------
            Net decrease in cash .................................................................................      (10,983,261)
            Cash at beginning of year ............................................................................       12,794,126
                                                                                                                       ------------
            Cash at end of year ..................................................................................     $  1,810,865
                                                                                                                       ============

      See Notes to Financial Statements.


        MULTI-STRATEGY HEDGE OPPORTUNITIES LLC          MARCH 31, 2006        11

Financial Highlights

                                                                                            For the                 For the Period
                                                                                           Year Ended              January 3, 2005+
The following ratios have been derived from                                                 March 31,                to March 31,
information provided in the financial statements.                                             2006                       2005
===================================================================================================================================
Per Unit Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period .............................           $       .9979              $      1.0000
            Investment loss--net .............................................                  (.0266)                    (.0070)
            Unrealized/realized gain on investments--net .....................                   .0980                      .0049
                                                                                         ------------------------------------------
            Total from investment operations .................................                   .0714                     (.0021)
                                                                                         ------------------------------------------
            Net asset value, end of period ...................................           $      1.0693              $       .9979
                                                                                         ==========================================
===================================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------------------------
            Total investment return ..........................................                    7.16%                      (.21%)@
                                                                                         ==========================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses .........................................................                    2.84%                      3.28%*
                                                                                         ==========================================
            Expenses net of reimbursement ....................................                    2.78%                      2.96%*
                                                                                         ==========================================
            Investment loss--net .............................................                   (2.65%)                    (2.83%)*
                                                                                         ==========================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .........................           $     125,450              $      75,347
                                                                                         ==========================================
            Portfolio turnover ...............................................                      19%                         0%
                                                                                         ==========================================

*     Annualized.
+     Commencement of operations.
@     Aggregate total investment return; not annualized.

      See Notes to Financial Statements.


12      MULTI-STRATEGY HEDGE OPPORTUNITIES LLC          MARCH 31, 2006

Notes to Financial Statements

1. Significant Accounting Policies:

Multi-Strategy Hedge Opportunities LLC (the "Company") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The Company's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Company offers one class of units, which may be sold with a front-end sales charge. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of investments in Portfolio Funds -- The Company values its investments in Portfolio Funds at fair value in accordance with procedures established by the Board of Directors. The valuations reported by the Portfolio Fund Managers of the Portfolio Funds, upon which the Company calculates its month-end net asset value and net asset value per Unit, may be subject to later adjustment, based upon information reasonably available at that time. The Company will pay repurchase proceeds, as well as calculate management fees, on the basis of net asset valuations determined using the best information available as of the valuation date. In the event a Portfolio Fund subsequently corrects, revises or adjusts a valuation after the Company has determined a net asset value, the Company will generally not make any retroactive adjustment to such net asset value, or to any amounts paid based on such net asset value, to reflect a revised valuation.

(b) Income taxes -- The Company is classified as a partnership for federal income tax purposes. As such, each investor in the Company is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Company. Therefore, no federal income tax provision is required.

(c) Security transactions and investment income -- Portfolio Fund transactions are recorded on the effective dates of the transactions. Realized gains and losses on Portfolio Fund transactions are determined on the average cost basis. Interest income is recognized on the accrual basis.

(d) Cash balances -- The Company maintains cash in the PNC Money Market account, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

(e) Offering costs -- Direct costs related to the initial public offering of the Company's Units were deferred and amortized over the 12 month period beginning with the commencement of operations. Offering costs associated with the ongoing sale of the Company's Units are expensed as incurred.

2. Investment Advisory Agreement and Transactions with Affiliates:

Prior to December 1, 2005, the Company had entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, LLC ("MLIM"). MLIM is an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."). Effective December 1, 2005, Merrill Lynch Alternative Investments LLC ("MLAI"), an indirect wholly-owned subsidiary of ML & Co., became the adviser of the Company.

MLAI is responsible for the management of the Company's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Company. For such services, the Company pays a monthly fee at an annual rate of 1.50% of the average month-end value of the Company's net assets.

The Company has also entered into a Member Services Agreement with FAM Distributors, Inc. ("FAMD" and the "Service Agent"), an affiliate of MLAI. FAMD provides or arranges for provision of ongoing investor and account maintenance services. The Company pays a monthly fee computed at the annual rate of .25% of the Company's average month-end assets (the "Service Fee"). The Service Fee will be paid to the Service Agent to reimburse it for payments made to broker-dealers and financial advisors that have agreed to provide ongoing investor and account maintenance services to members of the Company and for ongoing investor servicing activities performed by the Service Agent.

MLAI had agreed to voluntarily cap the total annual expenses of the Company at 0.25% per month (3.0% per year) until December 31, 2005.

For the year ended March 31, 2006, FAMD received $1,079,079 in sales charges on sales of units in the Company.

Certain officers and/or directors of the Company are officers and/or directors of MLAI and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM and certain assets of MLAI, to


        MULTI-STRATEGY HEDGE OPPORTUNITIES LLC          MARCH 31, 2006        13
the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006. If approved by the Company's Board of Directors and members, the combined company that results from the transaction is expected to become the adviser of the Company.

3. Investments:

Purchases of investments for the year ended March 31, 2006 were $59,397,345.

Sales of investment for the year ended March 31, 2006 were $19,601,596.

4. Capital Transactions:

An investor purchases Units in the Company and the Units are offered at their net asset value. The minimum initial investment for each investor is $25,000 (net of any distribution fees) and the minimum additional investment is $10,000. An investor's subscription for Units is irrevocable by the investor and will generally require the investor to maintain its investment in the Company until such time as the Company offers to repurchase the Units in a tender offering. No Member or other person holding Units acquired from a Member will have the right to require the Company to redeem the Units. The Company may from time to time repurchase Units from Members in accordance with written tenders by Members at those times, in those amounts and on terms and conditions as the Board of Directors may determine in its sole discretion. The Adviser expects that it will recommend to the Board of Directors that the Company offer to repurchase Units from Members quarterly on the last business day of March, June, September and December.

During the year ended March 31, 2006, the Company modified the classification of subscriptions received in advance within the statement of cash flows. These activities are included within the cash flows from financing activities. Previously these activities were included within cash flows from operating activities.

Transactions in capital were as follows:

-------------------------------------------------------------------------------
For the Year Ended                                                    Dollar
March 31, 2006                                   Units                Amount
-------------------------------------------------------------------------------
Units sold .......................            50,679,465           $ 51,113,201
Units tendered ...................            (8,870,777)            (9,295,455)
                                              ---------------------------------
Net increase .....................            41,808,688           $ 41,817,746
                                              =================================

5. Investments in Portfolio Funds:

The following table lists the Company's investments in Portfolio Funds for the year ended March 31, 2006, none of which was a related party. The agreements related to investments in Portfolio Funds provide for the compensation in the form of management fees of 0.5% to 3% (per annum) of net assets and performance incentive fees or allocations of 20% to 25% of net profits earned.

Information about the underlying investments held by the Portfolio Funds is not readily available, so it is unknown whether the Portfolio Funds hold any single investment whereby the Company's proportionate share exceeds 5% of the Company's net assets at March 31, 2006.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Fees
                                   % of Company's                          Net Income        ----------------------   Redemptions
Investments                       Total Fair Value    Fair Value             (Loss)          Management   Incentive    Permitted
----------------------------------------------------------------------------------------------------------------------------------
CRG Partners                            3.4%         $  4,157,335         $    38,002             2%         20%         Monthly
Canyon Value                            5.9             7,298,950             726,465           1.5          20          Monthly
Context Convertible                     5.0             6,183,029             426,732           1.5          20         Quarterly
Copper Beech                             --(a)                 --(a)          136,238             1          20         Quarterly
Cornerstone International               2.6             3,261,758             359,518           0.5          20          Monthly
Double Black Diamond                    2.8             3,420,577             309,569             1          20         Quarterly
FORT Global                             1.5             1,803,039              53,039             1          20          Monthly
FX Concepts                             3.3             4,115,026             178,272           1.5          20          Monthly
Glenview Institutional                  7.5             9,263,809             725,711             1          20          Monthly
Golden Tree Credit Opportunities        5.5             6,860,090             990,206             2          20        Semi-Annual
Grinham Diversified                     3.0             3,691,228             291,228           1.5          20          Monthly
Grossman Currency                       2.9             3,570,994              74,071             3          25          Monthly
Hayground Cove Institutional            3.5             4,304,628             204,628           1.5          20          Monthly
Kinetics Partners                       5.6             6,923,892           1,520,379             1          20          Monthly
Kottke Arbitrage                        2.9             3,620,208            (155,652)            2          20          Monthly
LibertyView Credit                      5.4             6,703,161             881,499             1          20         Quarterly
Litespeed Partners                      5.4             6,735,256             635,256           1.5          20         Quarterly
Martin Currie Absolute Return
  Funds Ltd Daijiro                     3.3             4,108,974             108,974           1.5          20          Monthly
Maverick Levered                        4.2             5,202,198            (152,289)            1          20         Quarterly
Neon Liberty                            2.1             2,566,927             434,605           1.5          20         Quarterly
North Sound                             5.4             6,649,947             849,947           1.5          20         Quarterly


14      MULTI-STRATEGY HEDGE OPPORTUNITIES LLC          MARCH 31, 2006

Notes to Financial Statements (concluded)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Fees
                                   % of Company's                          Net Income        ----------------------   Redemptions
Investments                       Total Fair Value    Fair Value             (Loss)          Management   Incentive    Permitted
----------------------------------------------------------------------------------------------------------------------------------
Para Partners                            --%(b)      $         --(b)      $   527,378           1.25%        20%        Quarterly
SR Capital                              1.9             2,355,901             255,900              1         20         Quarterly
SR Phoenica                             3.3             4,117,292             117,292              1         20          Monthly
Salem Futures                           1.7             2,047,868             226,541              2         20         Quarterly
Smith Breeden                           3.0             3,674,769             149,890              1         20         Quarterly
TGM Eagle                                --(c)                 --(c)           (5,910)           1.5         20           Daily
Trivium Institutional                   4.1             5,099,385             799,385            1.5         20          Monthly
Ventus US$                              3.0             3,678,487              (8,693)             2         20          Monthly
Winton Futures                           --(d)                 --(d)          183,690              1         20          Monthly
Zaxis Equity                            1.8             2,217,683             243,509              1         20         Quarterly
                                      -----------------------------------------------
Total                                 100.0%         $123,632,411         $11,125,380
                                      ===============================================

      (a) The Company fully redeemed from the Portfolio Fund as of December 31, 2005.
      (b)   The Company fully redeemed from the Portfolio Fund as of March 31,
            2006.
      (c) The Company fully redeemed from the Portfolio Fund as of October 24, 2005.
      (d) The Company fully redeemed from the Portfolio Fund as of November 30, 2005.

6. Short-Term Borrowings:

The Company is a party to a $50,000,000 credit agreement with Harris Trust and Savings Bank. The Company may borrow under the credit agreement to fund member redemptions and for other lawful purposes including leverage. The Company may borrow up to the maximum amount allowable under the Company's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Company pays a commitment fee of .375% per annum based on the unused portion of the Fee Cap (a minimum of $20,000,000) as defined in the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at the Company's election, the federal funds rate plus 1.75% or a base rate, as defined in the credit agreement, minus 1%. The Company did not borrow under the credit agreement during the year ended March 31, 2006.

7. Risk Factors:

An investment in the Company involves a high degree of risk, including the risk that the entire amount invested may be lost. The Company allocates assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults. No guarantee or representation is made that the investment program will be successful.

8. Subsequent Events:

Throughout the normal course of business on April 1, 2006, there were additional capital contributions of $2,729,186 to the Company.


        MULTI-STRATEGY HEDGE OPPORTUNITIES LLC          MARCH 31, 2006        15

Report of Independent Registered Public Accounting Firm

To the Members and Board of Directors of Multi-Strategy Hedge Opportunities LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Multi-Strategy Hedge Opportunities LLC as of March 31, 2006, the related statements of operations and cash flows for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period January 3, 2005 (commencement of operations) through March 31, 2005. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Multi-Strategy Hedge Opportunities LLC as of March 31, 2006, the results of its operations and its cash flow for the year then ended and the changes in its net assets and its financial highlights for the respective periods then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 4, the Company modified its classification of subscriptions received in advance within the statement of cash flows during the year ended March 31, 2006.

Deloitte & Touche LLP
Princeton, New Jersey
May 26, 2006


16      MULTI-STRATEGY HEDGE OPPORTUNITIES LLC          MARCH 31, 2006

Officers and Directors

                                                                                                    Number of
                                                                                                    Portfolios in   Other Public
                           Position(s)  Length of                                                   Fund Complex    Directorships
                           Held with    Time                                                        Overseen by     Held by
Name        Address & Age  Fund         Served     Principal Occupation(s) During Past 5 Years      Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to    President of the MLIM/FAM-advised funds since    131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present    2005; President of MLIM and FAM since 2001;      177 Portfolios
            08543-9011     Director                Co-Head (Americas Region) thereof from 2000 to
            Age: 51                                2001 and Senior Vice President from 1999 to
                                                   2001; President and Director of Princeton
                                                   Services, Inc. ("Princeton Services") since
                                                   2001; President of Princeton Administrators,
                                                   L.P. ("Princeton Administrators") since 2001;
                                                   Chief Investment Officer of OppenheimerFunds,
                                                   Inc. in 1999 and Executive Vice President
                                                   thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company
                  Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors
                  serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
                  President, Mr. Doll serves at the pleasure of the Board of Directors.
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
David O.    P.O. Box 9095  Director     2004 to    Professor of Finance and Economics at the        20 Funds        None
Beim**      Princeton, NJ               present    Columbia University Graduate School of Business  26 Portfolios
            08543-9095                             since 1991; Chairman of Outward Bound USA from
            Age: 65                                1997 to 2001; Chairman of Wave Hill Inc. since
                                                   1990; Trustee of Phillips Exeter Academy from
                                                   2002 to present.
------------------------------------------------------------------------------------------------------------------------------------
James T.    P.O. Box 9095  Director     2004 to    Chief Financial Officer of JPMorgan & Co., Inc.  20 Funds        None
Flynn       Princeton, NJ               present    from 1990 to 1995 and an employee of JPMorgan    26 Portfolios
            08543-9095                             in various capacities from 1967 to 1995.
            Age: 66
------------------------------------------------------------------------------------------------------------------------------------
W. Carl     P.O. Box 9095  Director     2004 to    Mizuho Financial Group, Professor of Finance,    21 Funds        None
Kester      Princeton, NJ               present    Harvard Business School, Unit Head, Finance      27 Portfolios
            08543-9095                             since 2005; Senior Associate Dean and Chairman
            Age: 54                                of the MBA Program of Harvard Business School,
                                                   1999 to 2005, Member of the faculty of Harvard
                                                   Business School since 1981; Independent
                                                   Consultant since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Karen P.    P.O. Box 9095  Director     2004 to    President of Robards & Company, a financial      20 Funds        None
Robards***  Princeton, NJ               present    advisory firm since 1987; formerly an            26 Portfolios
            08543-9095                             investment banker with Morgan Stanley for more
            Age: 56                                than ten years; Director of Enable Medical
                                                   Corp. from 1996 to 2005; Director of AtriCure,
                                                   Inc. since 2000; Director of the Cooke Center
                                                   for Learning and Development, a not-for-profit
                                                   organization, since 1987.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Audit Committee.
            ***   Chair of the Board of Directors.


        MULTI-STRATEGY HEDGE OPPORTUNITIES LLC          MARCH 31, 2006        17

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served     Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2004 to    First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
Burke       Princeton, NJ  President    present    1999; Senior Vice President and Treasurer of Princeton Services since 1999 and
            08543-9011     and                     Director since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since
            Age: 45        Treasurer               1999 and Director since 2004; Vice President of MLIM and FAM from 1990 to 1997;
                                                   Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and
                                                   Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Fabio P.    P.O. Box 9011  Vice         2004 to    Managing Director of MLIM since 2000; Chief Investment Officer of MLIM's
Savoldelli  Princeton, NJ  President    present    Alternative Strategies division since 2003.
            08543-9011
            Age: 44
------------------------------------------------------------------------------------------------------------------------------------
Hideaki     P.O. Box 9011  Vice         2006 to    Managing Director of MLIM since 2002; Head of Portfolio Construction of the
Yamagishi   Princeton, NJ  President    present    Adviser's Alternative Strategies division since 2002; Director of MLIM from 2000
            08543-9011                             to 2002; Vice President of Merrill Lynch Corporate and Institutional Client
            Age: 43                                Group from 1998 to 2002; various positions at The Norinchukin Bank from 1986 to
                                                   1998.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to    Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
Hiller      Princeton, NJ  Compliance   present    and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
            08543-9011     Officer                 Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
            Age: 54                                Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                                   Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                   Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                   Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                   Commission's Securities and Exchange Division of Enforcement in Washington, D.C.
                                                   from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to    Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999
Pellegrino  Princeton, NJ               present    to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
            08543-9011                             and Princeton Services since 2004.
            Age: 46
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

PFPC Trust Company
8800 Tinicum Boulevard
3rd Floor, Suite 200
Philadelphia, PA 19153

Administrator & Escrow Agent

PFPC, Inc.
103 Bellevue Parkway
Wilmington, DE 19809


18      MULTI-STRATEGY HEDGE OPPORTUNITIES LLC          MARCH 31, 2006

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MULTI-STRATEGY HEDGE OPPORTUNITIES LLC          MARCH 31, 2006        19

[LOGO] Merrill Lynch  Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

Multi-Strategy Hedge Opportunities LLC seeks high total return over a full market cycle through investments in hedge funds and other investment vehicles pursuing alternative investment strategies.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 866-878-2987 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Multi-Strategy Hedge Opportunities LLC
Box 9011
Princeton, NJ 08543-9011

                                                                    #MHO -- 3/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

         The registrant's board of directors has determined that David O. Beim,
         W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

         Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 11 years.

         Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

         Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending March 31, 2006 - $31,000
                                  Fiscal Year Ending March 31, 2005 - $33,500

         (b) Audit-Related Fees - Fiscal Year Ending March 31, 2006 - $0
                                  Fiscal Year Ending March 31, 2005 - $0

         (c) Tax Fees -           Fiscal Year Ending March 31, 2006 - $45,000
                                  Fiscal Year Ending March 31, 2005 - $0

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending March 31, 2006 - $0
                                  Fiscal Year Ending March 31, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending March 31, 2006 - $3,754,550
             Fiscal Year Ending March 31, 2005 - $10,018,400

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         David O. Beim
         James T. Flynn
         W. Carl Kester
         Karen P. Robards

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of March 31, 2006

      Fabio P. Savoldelli and Hideaki Yamagishi, CFA, are the portfolio managers at the Adviser responsible for investing the Company's assets. Mr. Savoldelli joined Merrill Lynch in 1996 as a Director for Merrill Lynch Corporate and Institutional Client Group and has been a Managing Director of the Adviser since 1998 and the Chief Investment Officer of the Adviser's Alternative Strategies division since 2003. Mr. Yamagishi joined the Adviser in 1998 as a Vice President, became a Director in 2000 and has been a Managing Director of the Adviser since 2002, prior to which he held the position of Vice President with The Norinchukin Bank. Mr. Savoldelli and Mr. Yamagishi each has over 19 years' experience in investing and in managing similar investments.

Other Funds and Accounts Managed

      The following table sets forth information about funds and accounts other than the Company for which the Company's portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2006.

                                     Number of Other Accounts Managed                   Number of Accounts and Assets for Which
                                        and Assets by Account Type                         Advisory Fee is Performance-Based
                            --------------------------------------------------    --------------------------------------------------
Name of                        Registered      Other Pooled                          Registered      Other Pooled
Portfolio                      Investment       Investment           Other           Investment       Investment           Other
Manager                        Companies         Vehicles          accounts          Companies         Vehicles          accounts
-------------------         --------------    --------------    --------------    --------------    --------------    --------------
Fabio P. Savoldelli                1                17                 1                 0                 4                 1
                            $   41,758,878    $1,369,512,899    $   29,022,800                      $  456,979,752    $   29,022,800
------------------------------------------------------------------------------------------------------------------------------------
Hideaki Yamagishi                  1                12                 1                 0                 4                 1
                            $   41,758,878    $  973,213,550    $   29,022,800                      $  456,979,752    $   29,022,800

Compensation Program

      The Portfolio Manager Compensation Program of the Adviser and its affiliates is critical to the Adviser's ability to attract and retain the most talented asset management professionals. This program is intended to ensure that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

Policies and Procedures

      The elements of total compensation for portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. The Adviser has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

Base Salary

      Under the Adviser's approach, like that of many asset management firms, fixed base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation

      The Adviser believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, portfolio manager incentive compensation is derived on a discretionary basis considering such factors as products they manage, external market conditions, the Adviser's investment performance (measured on a pre-tax basis versus the S&P Hedge Fund Index), financial results of the Adviser, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. The Adviser also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by the Adviser's management.

Cash Bonus

      Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

Stock Bonus

      A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods.

      The ultimate value of stock bonuses is dependent on future Merrill Lynch stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

      Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach is intended to ensure that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect Merrill Lynch's reputation for integrity.

Other Benefits

      Portfolio managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

Potential Material Conflicts of Interest

      Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

      Certain investments may be appropriate for the Company and also for other clients advised by the Adviser and its affiliates, including other client accounts managed by the Company's portfolio management team. Investment decisions for the Company and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Company may differ from the results achieved by other clients of the Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. The Adviser will not determine allocations based on whether it receives a performance-based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Company. Purchase and sale orders for the Company may be combined with those of other clients of the Adviser and its affiliates in the interest of achieving the most favorable net results to the Company.

      To the extent that the Company's portfolio managers have responsibilities for managing accounts in addition to the Company, each portfolio manager will need to divide his time and attention among relevant accounts.

      In some cases, a real, potential or apparent conflict may also arise where
(i) the Adviser may have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Company's portfolio management team owns an interest in one fund or account he or she manages and not another.

Company Ownership

      The following table sets forth the dollar range of equity securities of the Company beneficially owned by each portfolio manager as of May 22, 2006.

Portfolio Manager                                                Dollar Range
-----------------                                                ------------
Fabio P. Savoldelli                                                   $0
Hideaki Yamagishi                                                     $0

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Multi-Strategy Hedge Opportunities LLC


By: /s/ Robert C. Doll, Jr.
    ----------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Multi-Strategy Hedge Opportunities LLC

Date: May 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ----------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Multi-Strategy Hedge Opportunities LLC

Date: May 22, 2006


By: /s/ Donald C. Burke
    ----------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Multi-Strategy Hedge Opportunities LLC

Date: May 22, 2006